Supplement to the
Fidelity Advisor® Equity Growth Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Daniel Kelley (Co-Portfolio Manager) has managed the fund since 2025.
Christopher Lin (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about September 30, 2025, Mr. Anolic and Mr. Weiner will transition off the fund.
EPG-SUSTK-0425-106 1.9881449.106	April 11, 2025